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                                                              Exhibit 10.12 (ii)


                                 REVOLVING NOTE
                                                                January 14, 1997
                                                               Chicago, Illinois
$2,500,000

         FOR VALUE RECEIVED, the undersigned, CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of LASALLE NATIONAL BANK ("Lender"), at Lender's office at 135 South LaSalle Street, Chicago, IL 60603, or at such other place as Lender may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000), or, if less, the aggregate unpaid principal amount of all advances made pursuant to Section 2.02 of the Credit Agreement (as defined below), at such times as are specified in, and in accordance with the provisions of, the Credit Agreement. This Revolving Note is referred to in and was executed and delivered pursuant to that certain Credit Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the "Credit Agreement") between Borrower and Lender, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement. This Revolving Note is secured by the Collateral.

Borrower further promises to pay interest on the outstanding unpaid principal amount from the date of such Revolving Loans until paid in full at the applicable rate or rates specified in Section 2.11(a) of the Credit Agreement; provided, however, at the election of Lender, following the occurrence and during the continuance of any Event of Default, Borrower promises to pay to Lender interest on the unpaid principal amount hereof at the applicable rate or rates specified in Section 2.11(c) of the Credit Agreement. Interest shall be payable in arrears on the dates specified in Section 2.11(b) of the Credit Agreement. Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues.

         At the time of each Revolving Loan, and upon each payment or prepayment of principal of each Revolving Loan, Lender shall make a notation either on the schedule attached hereto and made a part hereof or in Lender's own books and records; provided, however, that the failure of Lender to make such recordation or notation shall not affect the Obligations of Borrower hereunder or under the Credit Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         THIS REVOLVING NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF BORROWER AND LENDER HEREUNDER, SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Whenever possible each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Note. Whenever in this Revolving Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Revolving Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

         IN WITNESS WHEREOF, the undersigned has executed this Revolving Note as of the date first written above.

                                        CREDENTIALS SERVICES INTERNATIONAL, INC.


                                        By: /s/ Vineet Pruthi
                                          --------------------------------------
                                        Name: Vineet Pruthi
                                        Title: Chief Financial Officer